================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                 April 23, 2001
                        (Date of earliest event reported)


                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



       DELAWARE                          0-25192                 64-0844345
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
                    (Address of principal executive offices)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)


================================================================================

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5.  OTHER EVENTS

         Not applicable

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Not applicable

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  REGULATION FD DISCLOSURE

      Callon Petroleum Company had the following positions in natural gas collar transactions as of April 23, 2001.

                            CALLON PETROLUEM COMPANY
                               NATURAL GAS HEDGES
                              AS OF APRIL 23, 2001

                                       VOLUME         AVERAGE        AVERAGE
             MONTH                     (MMCF)          FLOOR         CEILING
---------------------------------  ---------------  ------------   -------------
2001
      April                              400            $4.34          $5.43
      May                                400            $4.34          $5.43
      June                               500            $4.48          $5.60
      July                               400            $4.44          $5.50
      August                             400            $4.44          $5.50
      September                          400            $4.44          $5.50
      October                            400            $4.44          $5.50
      November                            --              --             --
      December                            --              --             --

2002
      January                            600            $4.50          $7.60
      February                           600            $4.50          $7.10
      March                              600            $4.25          $6.70
      April                              600            $4.00          $5.60
      May                                600            $4.00          $5.60
      June                               600            $4.00          $5.60
      July                               600            $4.00          $5.60
      August                             600            $4.00          $5.60
      September                          600            $4.00          $5.60
      October                            600            $4.00          $5.60
      November                           500            $4.00          $6.25
      December                           500            $4.00          $6.25

TOTAL HEDGED:                           9,900
                                    ===============

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CALLON PETROLEUM COMPANY

April 23, 2001                            By: /s/ James O. Bassi
                                             -----------------------------
                                             James O. Bassi
                                             Vice President and Controller